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                                                                    EXHIBIT 23.3



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in Amendment No. 1 to the Registration Statement on Form S-3 (No. 333-78797) of Amazon.com, Inc. of our report dated April 23, 1999 relating to the financial statements of Alexa Internet which appears in the Form 8-K of Amazon.com, Inc. dated May 12, 1999. We also consent to the reference to our firm under the caption "Experts".




/s/ PricewaterhouseCoopers LLP
--------------------------------
PricewaterhouseCoopers LLP
San Francisco, California
June 7, 1999